Exhibit 21

DANA CORPORATION
Consolidated Subsidiaries
As of December 31, 2003

Dana Corporation
4500 Dorr Street
Toledo, Ohio 43615

UNITED STATES
Dana Risk Management Services, Inc.	Ohio
Dana World Trade Corporation	Delaware
DTF Trucking, Inc.	Delaware
Flight Operations, Inc.	Delaware
Dana International Finance Inc.	Delaware
Dana International Limited	Delaware
Krizman International, Inc.	Delaware
Reinz Wisconsin Gasket Co.	Delaware
Victor Reinz Valve Seals LLC	Indiana
Wix Filtration Media Specialists, Inc.	Delaware
Wix-Helsa Company	Delaware
Dana Technology, Inc.	Michigan
DSA of America, Inc.	Michigan
Spicer Heavy Axle & Brake, Inc.	Michigan
Glacier Vandervell, Inc.	Michigan
Glacier Daido America, LLC	Ohio
Dandorr L.L.C	Delaware
Spicer Heavy Axle Holdings, Inc.	Michigan
Torque-Traction Technologies, Inc.	Ohio
Torque-Traction Integration Technologies, Inc.	Ohio
Torque-Traction Manufacturing Technologies, Inc.	Ohio
Dana Asset Funding LLC	Delaware
Dana Realty Funding LLC	Delaware
Dana Automotive Aftermarket, Inc.	Delaware
Dana Global Holdings, Inc.	Delaware
Dana International Holdings, Inc.	Delaware
Dana Investments (Barbados) SRL	Barbados
Dana Canada Limited	Canada
Dana Canada Holding Co.	Canada
Brake Parts Canada, Inc.	Canada
Dana Canada Limited Partnership	Canada
Dana Canada Corporation	Canada
Dana Investment GmbH	Germany
Dana Automotive Systems GmbH	Germany
Dana GmbH	Germany
Dana Holding GmbH	Germany
Reinz-Dichtungs-GmbH & Co KG	Germany
M. Friesen GmbH	Germany
Quinton Hazell Deutschland GmbH	Germany
Spicer Off-Highway GmbH	Germany
Spicer Gelenkwellenbau GmbH & Co KG	Germany
Dana (Deutschland) Grundstucksverwaltung GmbH	Germany
Spicer Gelenkwellenbau Verwaltungs GmbH	Germany
DCC Leasing GmbH	Germany
Dana Austria GmbH	Austria
Automotive Brake Company Inc.	Delaware
Brake Parts Inc.	Delaware
Brake Parts Puerto Rico, Inc.	Puerto Rico
Friction Inc.	Delaware
Brake Systems, Inc.	Delaware
EPE, Inc.	California

Prattville Mfg., Inc.	Delaware
Beck/Arnley Worldparts Corp.	Delaware
Brake Realty Inc.	Delaware
Echlin-Ponce, Inc.	Delaware
Friction Materials, Inc.	Massachusetts
Iroquois Tool Systems, Inc.	Pennsylvania
Lipe Corporation	Delaware
Lipe Rollway Mexicana S.A. de C.V.	Mexico
Midland Brake, Inc.	Delaware
PAH Mexico Inc.	Delaware
W.M. Holding Company, Inc.	Delaware
EFMG LLC	Delaware
ERS LLC	Michigan
United Brake Systems Inc.	Delaware
Grupo Echlin Automotriz, S.A. de C.V.	Mexico
Producciones Automotrices, S.A. de C.V.	Mexico
Echlin Comercial, S.A. de C.V.	Mexico
Balatas American Brakebloks, S.A. de C.V.	Mexico
Echlin Mexicana, S.A. de C.V.	Mexico
Frenos Lusac, S.A. de C.V.	Mexico
Lusac Comfhia de Mexico, S.A. de C.V.	Mexico
Itapsa, S.A. de C.V.	Mexico
Long de Mexico, S.A. de C.V.	Mexico
Candados Universales de Mexico, S.A. de C.V.	Mexico
Echlin Industrias de Mexico, S.A. de C.V.	Mexico
Echlin Dominicana, S.A.	Dominican Republic
Echlin China Limited (Hong Kong)	Hong Kong
Echlin Taiwan Ltd.	Taiwan
Dana Investments UK Limited	United Kingdom
Dana UK Holdings Limited	United Kingdom
Echlin (Southern) Holding Ltd. (Jersey)	United Kingdom
Dana Holdings Limited	United Kingdom
Dana Spicer Europe Ltd.	United Kingdom
Dana Limited	United Kingdom
Dana Spicer Limited	United Kingdom
Dana Commercial Credit (UK) Limited	United Kingdom
Dana Capital Limited	United Kingdom
Dana Commercial Credit (June) Limited	United Kingdom
Dana Commercial Credit (September) Limited	United Kingdom
Stieber Formsprag Limited	United Kingdom
Dana UK Pension Scheme Limited	United Kingdom
Dana Manufacturing Group Pension Scheme Limited	United Kingdom
Dana UK Common Investment Fund Limited	United Kingdom
Echlin Europe Limited	United Kingdom
Quinton Hazell Plc	United Kingdom
Supra Group Limited	United Kingdom
QH Pension Trustee Limited	United Kingdom
Quinton Hazell Belgium SA	Belgium
Quinton Hazell Nederland B.V	Netherlands
Quinton Hazell Polska Sp. zo.o	Poland
Quinton Hazel Espana S.A.	Spain
Dana Automotive (Ireland) Limited	Ireland
Moprod (Ireland) Limited	Ireland
Quinton Hazell Limited	Ireland
Automotive Motion Technology Limited	United Kingdom
Dana Emerson Actuator Systems LLP	United Kingdom
Dana Emerson Actuator Systems (Technology) LLP	United Kingdom
Dana Automotive Limited	United Kingdom
Hobourn Group Pension Trust Company Limited	United Kingdom
SU Pension Trustee Limited	United Kingdom
Whiteley Rishworth Ltd.	United Kingdom
Motaproducts Automotive (Northern Ireland) Limited	United Kingdom
Motaproducts Automotive Limited	United Kingdom
Commercial Ignition Limited	United Kingdom
Quinton Hazell Automotive Limited	United Kingdom

Quinton Hazell (Far East) Limited	United Kingdom
Echlin Automotive Systems Limited	United Kingdom
WH Components Limited	United Kingdom
Preferred Technical Group-CHA Limited	United Kingdom
Hobourn Automotive Limited	United Kingdom
SU Automotive Limited	United Kingdom
Dana Law Department Limited	United Kingdom
Hobourn Steering Ltd.	United Kingdom
Hobourn Engineering Ltd.	United Kingdom
Hobourn Technology Ltd.	United Kingdom
Hobourn Plastics Ltd.	United Kingdom
Hobourn Leasing Ltd.	United Kingdom
Motor Hydraulics Ltd.	United Kingdom
Vehicle Components Ltd.	United Kingdom
Supra Automotive Ltd.	United Kingdom
Supra Steering & Suspension Ltd.	United Kingdom
Supra Steering Ltd.	United Kingdom
Parts Mobile Ltd.	United Kingdom
Dana Bedford 1 Limited	United Kingdom
Dana Bedford 2 Limited	United Kingdom
Dana Bedford 5 Limited	United Kingdom
Dana Bedford 3 Limited	United Kingdom
Dana Bedford 4 Limited	United Kingdom
Driveline Specialist Limited	United Kingdom
Echlin Argentina S.A.	Argentina
Echlin Do Brasil Industria e Comercio Ltda.	Brazil
Fanacif Products Argentina S.A.	Argentina
Dana South Africa (Proprietary) Limited	South Africa
Electron Seventeen (Prop.) Limited	South Africa
Insom Investments (Prop.) Limited	South Africa
Miclaric Investments (Prop.) Limited	South Africa
Fanacif S.A	Uruguay
Arvis S.R.L	Uruguay
Inversora Sabana, S.A.	Venezuela
Echlin de Venezuela C.A	Venezuela
Echlin de Colombia Ltda.	Colombia
Diamond Financial Holdings, Inc.	Delaware
Findlay Properties, Inc.	Ohio
Ottawa Properties, Inc.	Michigan
Shannon Properties, Inc.	Delaware
First Shannon Realty of North Carolina, Inc.	North Carolina
Summey Building Systems, Inc.	North Carolina
Dana Credit Corporation	Delaware
Farnborough Properties Partners I Limited	Delaware
Farnborough Properties Partners II Limited	Delaware
Farnborough Properties Partners III Limited	Delaware
Farnborough Properties Partners IV Limited	Delaware
Dana Commercial Credit Corporation	Delaware
Camotop Five Corporation	Delaware
CCD Air Ten, Inc.	Delaware
CCD Air Eleven, Inc.	Delaware
CCD Air Twelve, Inc.	Delaware
CCD Air Thirteen, Inc.	Delaware
CCD Air Fourteen, Inc.	Delaware
CCD Air Twenty, Inc.	Delaware
CCD Air Twenty-One, Inc.	Delaware
CCD Air Twenty-Two, Inc.	Delaware
CCD Air Thirty, Inc.	Delaware
CCD Air Thirty-Two, Inc.	Delaware
CCD Air Thirty-Three, Inc.	Delaware
CCD Air Thirty-Four, Inc.	Delaware
CCD Air Thirty-Five, Inc.	Delaware
CCD Air Thirty-Six, Inc.	Delaware
CCD Air Thirty-Seven, Inc.	Delaware
CCD Air Thirty-Eight, Inc.	Delaware

CCD Air Thirty-Nine, Inc.	Delaware
CCD Air Forty, Inc.	Delaware
CCD Air Forty-One, Inc.	Delaware
Rochester FSC, Ltd.	Bermuda
CCD Air Forty-Two, Inc.	Delaware
CCD Air Forty-Four, Inc.	Delaware
CCD Airway One, Inc.	Delaware
CCD Rail Two, Inc.	Delaware
CCD Rail Three, Inc.	Delaware
CCD Rail Five, Inc.	Delaware
CCD Water One, Inc.	Delaware
CCD Water Three, Inc.	Delaware
Comprehensive Asset Services, Inc.	Delaware
Dana Business Credit Corporation	Delaware
Dana Commercial Finance Corporation	Delaware
Dana Fleet Leasing, Inc.	Delaware
DCC Company 102, Inc.	Delaware
DCC Franchise Services, Inc.	Delaware
DCC Leasing Corporation, Inc.	Delaware
DCC Project Finance Three, Inc.	Delaware
DCC Linden, Inc.	Delaware
DCC Project Finance Four, Inc.	Delaware
DCC Project Finance Five, Inc.	Delaware
DCC Project Finance Six, Inc.	Delaware
DCC Project Finance Ten, Inc.	Delaware
DCC Project Finance Eleven, Inc.	Delaware
Washington 10 Gas Holdings, Inc.	Delaware
Washington 10 Storage Corporation	Michigan
DCC Project Finance Twelve, Inc.	Delaware
DCC Project Finance Thirteen, Inc.	Delaware
DCC Project Finance Fourteen, Inc.	Delaware
DCC Project Finance Eighteen, Inc.	Delaware
DCC Project Finance Twenty, Inc.	Delaware
DCC Servicing, Inc.	Delaware
DCL Holding Company, Inc.	Delaware
Camotop Two Corporation	Delaware
Reherc, Inc.	Delaware
Energy Credit Corporation	Delaware
Energy Services Credit Corporation	Delaware
Energy Services Nevada, Inc.	Delaware
Iron Rhino, Inc.	Delaware
Iron Rhino Construction Equipment, Inc.	Delaware
Iron Rhino Industrial Equipment, Inc.	Delaware
Iron Rhino Logistics, Inc.	Delaware
Iron Rhino Material Handling, Inc.	Delaware
Isom & Associates, Inc.	Delaware
JVPro One, Inc.	Delaware
Kodiak Energy, Inc.	Delaware
Leased Equipment, Inc.	Delaware
Lease Recovery, Inc.	Delaware
Midwest Housing Investments J.V., Inc.	Delaware
Potomac Leasing Company	Delaware
REBAC, Inc.	Delaware
Rebacker One, Inc.	Texas
REBNEC Three, Inc.	Delaware
REBNEC Five, Inc.	Delaware
REBNEC Nine, Inc.	Delaware
ReDade, Inc.	Delaware
Redison, Inc.	Delaware
REFIRST, Inc.	Delaware
REFREEZE, Inc.	Delaware
REHAT, Inc.	Delaware
RENAT, Inc.	Delaware
RENOVO One, Inc.	Delaware
RENOVO Three, Inc.	Delaware

RENOVO Five, Inc.	Delaware
RENOVO Seven, Inc.	Delaware
RENOVO Nine, Inc.	Delaware
RENOVO Eleven, Inc.	Delaware
RENOVO Thirteen, Inc.	Delaware
Letovon Rosehill One Pty Limited	Australia
Letovon Rosehill Two Pty Limited	Australia
Letovon St. Kilda One Pty Limited	Australia
Letovon St. Kilda Two Pty Limited	Australia
ReSun, Inc.	Delaware
RETRAM, Inc.	Delaware
Seismiq, Inc.	Delaware
Shannon Supermarket Investors, Inc.	Delaware
STSN, Inc.	Delaware
DCC Canada Inc.	Canada
Shannon Canada Inc.	Canada
Rock Energy Limited	Gibraltar
Five Star Piccadilly Limited	Jersey
Camotop One Corporation	Delaware
CCD Air Four, Inc.	Delaware
CCD Air Five, Inc.	Delaware
CCD Air Seven, Inc.	Delaware
CCD Air Eight, Inc.	Delaware
CCD Air Nine, Inc.	Delaware
CCD Air Forty-Three, Inc.	Delaware
CCD Airway Two, Inc.	Delaware
CCD Rail One, Inc.	Delaware
CCD Rail Four, Inc.	Delaware
CCD Water Two, Inc.	Delaware
DCC Fiber, Inc.	Delaware
DCC Project Finance Seven, Inc.	Delaware
DCC Project Finance Eight, Inc.	Delaware
DCC Project Finance Fifteen, Inc.	Delaware
DCC Project Finance Sixteen, Inc.	Delaware
DCC Project Finance Nineteen, Inc.	Delaware
DCC Spacecom Two, Inc.	Delaware
DCC Vendorcom, Inc.	Delaware
JVQ Capital One, Inc.	Delaware
Provicar, Inc.	Delaware
Rebaker Two, Inc.	Delaware
REBNEC One, Inc.	Delaware
REBNEC Two, Inc.	Delaware
REBNEC Four, Inc.	Delaware
REBNEC Six, Inc.	Delaware
REBNEC Ten, Inc.	Delaware
REBNEC Twelve, Inc.	Delaware
Recap, Inc.	Delaware
Rehold, Inc.	Delaware
RENOVO Two, Inc.	Delaware
RENOVO Four, Inc.	Delaware
RENOVO Six, Inc.	Delaware
RENOVO Eight, Inc.	Delaware
RENOVO Twelve, Inc.	Delaware
RERSEY, Inc.	Delaware
RESAMM, Inc.	Delaware
Northavon Investments Limited	Jersey
Dorr Leasing Corporation	Delaware
CCD Air, Fifty LLC	Delaware
Automotive Controls Corp.	Connecticut
Auto Parts Acquisition LLC	Delaware
BWD Automotive Corporation	Delaware
Long USA LLC	Texas
Long Automotive LLC	Delaware
Long Cooling LLC	Delaware
Pacer Industries, Inc.	Missouri

Ristance Corporation	Indiana
Engine Controls Distribution Services, Inc.	Delaware
Coupled Products, Inc.	Delaware
Hose & Tubing, Inc.	Delaware
Dana Emerson Actuator Systems LLC	Delaware
Dana Emerson Actuator Systems s.r.o	Slovakia
Tecnologia de Mocion Controlada S.A. de C.V.	Mexico
Dana Heavy Axle Mexico S.A. de C.V.	Mexico
PTG Mexico, S. de R.L. de C.V.	Mexico
PTG Servicios, S. de R.L. de C.V.	Mexico
Wrenford Insurance Company Limited	Bermuda
Dana Foreign Sales Corporation	U.S. Virgin Islands
Dana Australia (Holdings) Pty. Ltd.	Australia
Dana Australia Pty. Ltd.	Australia
Spicer Axle Structural Components Australia Pty. Ltd.	Australia
Spicer Axle Australia Pty Ltd.	Australia
Dana Australia Trading Pty. Ltd.	Australia
Dana New Zealand, Ltd.	New Zealand
Gearmax (Pty) Ltd.	South Africa
Dana (Wuxi) Technology Co. Ltd.	China
Dana Hong Kong Limited	Hong Kong
Kentning Industries Limited	Hong Kong
P.T. Spicer Indonesia	Indonesia
PT Spicer Axle Indonesia	Indonesia
Dana Japan, Ltd.	Japan
Dana Korea Co. Ltd.	Korea
Spicer Philippines Manufacturing Co.	Philippines
ROC — Spicer Ltd.	Taiwan
ROC Spicer Investment Co. Ltd.	British Virgin Islands
Shenyang Spicer Driveshaft Corporation Limited	China
Fujian Spicer Drivetrain System Co., Ltd.	China
Dantean (Thailand) Company, Limited	Thailand
Dana Spicer (Thailand) Limited	Thailand
Dana Belgium N.V	Belgium
Spicer Off-Highway Belgium N.V	Belgium
Long Manufacturing Czech Republic	Czech Republic
Dana Chassis Systems Limited	United Kingdom
Dana SAS	France
Perfect Circle Europe S.A.	France
Societe de Reconditionnement Industriel de Moteurs S.A.	France
Spicer France SarL	France
Glacier Vandervell SAS	France
Nobel Plastiques S.A.	France
Nobel Plastiques Iberica S.A.	Spain
Quinton Hazell SarL	France
Quinton Hazell France SARL	France
Spicer India Limited	India
Dana India Private Limited	India
Dana Italia, SpA	Italy
Spicer Italcardano SpA	Italy
Quinton Hazell Italia SpA	Italy
D.E.H. Holdings SARL	Luxembourg
Dana Finance (Ireland) Limited	Ireland
Dana Europe Holdings B.V	Netherlands
Wix Filtron Sp. zo.o	Poland
Dana Automocion, S.A.	Spain
Spicer Ayra Cardan S.A.	Spain
Spicer Nordiska Kardan AB	Sweden
Dana Europe S.A.	Switzerland
Glacier Tribometal Slovakia a.s	Slovakia
Dana Holdings SRL	Argentina
Dana Argentina S.A.	Argentina
Dana San Juan S.A.	Argentina

Dana San Luis S.A.	Argentina
Farlock Argentina S.A.	Argentina
Cerro de los Médanos S.A. I.C	Argentina
Transmissiones Homocineticas Argentina S.A.	Argentina
Spicer Ejes Pesados S.A.	Argentina
Dana Equipamentos Ltda.	Brazil
Dana-Albarus, S.A. Industrial E Comercio	Brazil
Pellegrino Distribuidora de Autopecas Ltda.	Brazil
Albarus S.A. Comercial e Exportadora	Brazil
UBALI S.A.	Uruguay
Dana Industrial Ltda.	Brazil
Suzuki Comercial Ltda.	Brazil
Warner Electric do Brasil Ltda.	Brazil
Dana do Brasil Ltda.	Brazil
Industria De Ejes Y Transmissiones S.A.	Colombia
Transejes Transmissiones Homocineticas de Colombia S.A.	Colombia
Repsa S.A.	Colombia
Transejes C.D. Ltda.	Colombia
Transcar Ltda.	Colombia
Transmotor Ltda.	Colombia
Talesol S.A.	Uruguay
C.A. Danaven	Venezuela
Tuboauto, C.A	Venezuela
Tubos Venzolanos, C.A	Venezuela
T.S.P	Cayman Islands
Blenville, S.A.	Panama
Danaven Rubber Products, C.A	Venezuela
Distribuidora S.H.F., C.A	Venezuela
TRINASA, S.A.	Panama
Asesoramiento Contable y Administrativo, S.A.	Venezuela
Juntas Homocineticas Venzolanas	Venezuela
Embargues Automotrices, S.A.	Venezuela
MSP Ltd.	Cayman Islands
Axlecay Limited	Cayman Islands
JUNCAY	Cayman Islands
Metalmechanic Equipment Supply S.A.	Panama
Expo Service Corporation	Delaware